Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.9198%



        Excess Protection Level
          3 Month Average   5.67%
          September, 2000   5.61%
          August, 2000   5.45%
          July, 2000   5.96%


        Cash Yield                                  19.26%


        Investor Charge Offs                         4.49%


        Base Rate                                    9.15%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $ 54,293,652,263.17


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,612,451,744.68